Supplement to the
Fidelity Advisor® Equity Value Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2024
Summary Prospectus
Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Equity Value Fund and Fidelity® Value Discovery Fund pursuant to which Fidelity Advisor® Equity Value Fund would be reorganized on a tax-free basis with and into Fidelity® Value Discovery Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Equity Value Fund would receive, respectively, corresponding shares of Fidelity® Value Discovery Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Equity Value Fund in exchange for corresponding shares of Fidelity® Value Discovery Fund equal in value to the net assets of Fidelity Advisor® Equity Value Fund and the assumption by Fidelity® Value Discovery Fund of all of the liabilities of Fidelity Advisor® Equity Value Fund. After the exchange, Fidelity Advisor® Equity Value Fund will distribute the Fidelity® Value Discovery Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Equity Value Fund. As a result, shareholders of Fidelity Advisor® Equity Value Fund will become shareholders of Fidelity® Value Discovery Fund (these transactions are collectively referred to as the “Reorganization”).
A Special Meeting (the “Meeting”) of the Shareholders of Fidelity Advisor® Equity Value Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Equity Value Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about May 9, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on or about May 8, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Value Discovery Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.77%A,B	0.77%A,B	0.79%A,B	0.75%A,B	0.63%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.08%B	0.08%B	0.08%B	0.08%B	0.07%B
Total annual operating expenses	1.10%	1.35%	1.87%	0.83%	0.70%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the Russell 3000® Value Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.22% for Class A, 0.21% for Class M, 0.24% for Class C, 0.20% for Class I, and 0.08% for Class Z, was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$681	$681	$483	$483	$290	$190	$85	$85	$72	$72
3 years	$905	$905	$763	$763	$588	$588	$265	$265	$224	$224
5 years	$1,146	$1,146	$1,063	$1,063	$1,011	$1,011	$460	$460	$390	$390
10 years	$1,838	$1,838	$1,917	$1,917	$1,989	$1,989	$1,025	$1,025	$871	$871

AEV-SUSTK-1224-104 1.9881397.104	December 2, 2024